                                                                   EXHIBIT 99.14

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[537,900,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE


                                  MAY 19, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FICO & DOCUMENTATION                     LIMITED
FICO SCORE               FULL DOC       INCOME VER.     STATED DOC       ALL DOCS          WAC         AVG PRIN BAL   CURRENT LTV
--------------------   ------------    ------------    ------------    ------------    ------------    ------------   ------------
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550                     0.00%           0.00%           0.00%           0.00%          0.000%             --           0.00%
551 TO 600                    12.49%           0.00%           0.10%          12.59%          8.428%     134,684.02          99.94%
601 TO 650                    21.02%           0.10%           9.22%          30.34%          8.219%     139,929.66          99.92%
651 TO 700                    12.61%           0.63%          20.59%          33.84%          7.546%     194,888.31          99.93%
701 TO 750                     4.75%           0.13%          11.87%          16.76%          7.344%     224,559.79         100.00%
751 TO 800                     1.79%           0.02%           4.29%           6.10%          7.324%     235,623.00         100.03%
801 TO 850                     0.15%           0.00%           0.23%           0.38%          7.685%     321,228.57          99.84%
--------------------   ------------    ------------    ------------    ------------    ------------    ------------   ------------
TOTAL                         52.81%           0.89%          46.31%         100.00%          7.814%     170,759.38          99.94%



LTV & FICO
CURRENT LTV                NA          451-500       501-550       551-600      601-650       651-700       701-750
--------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
(10 increment)
0.01 TO 10.00                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
10.01 TO 20.00               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
20.01 TO 30.00               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
30.01 TO 40.00               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
40.01 TO 50.00               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
50.01 TO 60.00               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
60.01 TO 70.00               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
70.01 TO 80.00               0.00%         0.00%         0.00%         0.00%         0.00%         0.07%         0.00%
80.01 TO 90.00               0.00%         0.00%         0.00%        12.54%        29.97%        32.60%        16.31%
90.01 TO 100.00              0.00%         0.00%         0.00%         0.06%         0.37%         1.17%         0.45%
--------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
TOTAL                        0.00%         0.00%         0.00%        12.59%        30.34%        33.84%        16.76%



LTV & FICO                                                          AVG                      GROSS       LIMITED
CURRENT LTV             751-800       801-850         TOTAL       PRIN BAL       WAC         MARGIN     INCOME VER.   STATED DOC
--------------------   ----------    ----------    ----------    ----------   ----------   ----------   ----------    ----------
(10 increment)
0.01 TO 10.00                0.00%         0.00%         0.00%                                     --           --            --
10.01 TO 20.00               0.00%         0.00%         0.00%           --           --           --         0.00%         0.00%
20.01 TO 30.00               0.00%         0.00%         0.00%           --           --           --         0.00%         0.00%
30.01 TO 40.00               0.00%         0.00%         0.00%           --           --           --         0.00%         0.00%
40.01 TO 50.00               0.00%         0.00%         0.00%           --           --           --         0.00%         0.00%
50.01 TO 60.00               0.00%         0.00%         0.00%           --           --           --         0.00%         0.00%
60.01 TO 70.00               0.00%         0.00%         0.00%           --           --           --         0.00%         0.00%
70.01 TO 80.00               0.00%         0.00%         0.07%   399,100.00        8.250        6.125         0.00%         0.00%
80.01 TO 90.00               5.85%         0.38%        97.65%   170,136.45        7.823        6.448         0.91%        47.42%
90.01 TO 100.00              0.24%         0.00%         2.29%   198,488.34        7.428        6.437         0.00%         0.00%
--------------------   ----------    ----------    ----------    ----------   ----------   ----------   ----------    ----------
TOTAL                        6.10%         0.38%       100.00%   170,759.38        7.814        6.448         0.89%        46.31%



PRIN BALANCE & FICO
PRIN BALANCE               NA          451-500       501-550       551-600      601-650       651-700       701-750
--------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
(50,000 increments)
1 TO 50,000                  0.00%         0.00%         0.00%         0.07%         0.47%         0.22%         0.10%
50,001 TO 100,000            0.00%         0.00%         0.00%         2.93%         6.16%         2.72%         1.11%
100,001 TO 150,000           0.00%         0.00%         0.00%         3.86%         7.19%         5.23%         1.77%
150,001 TO 200,000           0.00%         0.00%         0.00%         2.13%         5.95%         5.06%         2.09%
200,001 TO 250,000           0.00%         0.00%         0.00%         1.07%         2.86%         4.49%         1.72%
250,001 TO 300,000           0.00%         0.00%         0.00%         0.67%         2.18%         3.61%         2.09%
300,001 TO 350,000           0.00%         0.00%         0.00%         0.77%         2.02%         2.99%         1.34%
350,001 TO 400,000           0.00%         0.00%         0.00%         0.32%         0.95%         2.64%         1.05%
400,001 TO 450,000           0.00%         0.00%         0.00%         0.28%         0.71%         1.76%         1.27%
450,001 TO 500,000           0.00%         0.00%         0.00%         0.24%         1.04%         1.59%         0.87%
500,001 TO 550,000           0.00%         0.00%         0.00%         0.26%         0.62%         1.43%         1.31%
550,001 TO 600,000           0.00%         0.00%         0.00%         0.00%         0.09%         1.45%         0.58%
600,001 TO 650,000           0.00%         0.00%         0.00%         0.00%         0.10%         0.32%         0.52%
650,001 TO 700,000           0.00%         0.00%         0.00%         0.00%         0.00%         0.22%         0.56%
700,001 TO 750,000           0.00%         0.00%         0.00%         0.00%         0.00%         0.13%         0.36%
750,001 TO 800,000           0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
800,001 TO 850,000           0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
850,001 TO 900,000           0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
900,001 TO 950,000           0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
950,001 TO 1,000,000         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
1,000,001 >=                 0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
--------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
TOTAL:                       0.00%         0.00%         0.00%        12.59%        30.34%        33.84%        16.76%



PRIN BALANCE & FICO                                               CURRENT                     GROSS       LIMITED
PRIN BALANCE            751-800       801-850         TOTAL         LTV           WAC         MARGIN     INCOME VER.   STATED DOC
--------------------   ----------    ----------    ----------    ----------    ----------   ----------   ----------    ----------
(50,000 increments)
1 TO 50,000                  0.00%         0.00%         0.86%        99.97%        8.482        6.868         0.00%        12.28%
50,001 TO 100,000            0.42%         0.01%        13.35%        99.97%        8.222        6.694         0.43%        16.26%
100,001 TO 150,000           0.63%         0.00%        18.68%        99.96%        7.974        6.558         0.56%        23.11%
150,001 TO 200,000           0.75%         0.00%        15.98%        99.98%        7.903        6.489         0.69%        41.37%
200,001 TO 250,000           0.48%         0.08%        10.70%        99.97%        7.723        6.465         1.39%        49.46%
250,001 TO 300,000           0.51%         0.00%         9.05%        99.99%        7.665        6.357         2.42%        58.99%
300,001 TO 350,000           0.55%         0.05%         7.72%        99.98%        7.734        6.348         0.00%        60.15%
350,001 TO 400,000           0.44%         0.06%         5.46%        99.65%        7.573        6.321         0.00%        75.60%
400,001 TO 450,000           0.28%         0.00%         4.30%        99.90%        7.476        6.271         1.60%        73.69%
450,001 TO 500,000           0.56%         0.08%         4.38%        99.95%        7.579        6.200         1.74%        72.72%
500,001 TO 550,000           0.61%         0.09%         4.32%        99.98%        7.442        6.326         0.00%        69.35%
550,001 TO 600,000           0.09%         0.00%         2.22%        99.98%        7.515        6.290         4.52%        86.60%
600,001 TO 650,000           0.31%         0.00%         1.25%       100.23%        7.385        6.231         0.00%        83.12%
650,001 TO 700,000           0.34%         0.00%         1.12%        99.62%        7.391        6.328         0.00%        80.25%
700,001 TO 750,000           0.12%         0.00%         0.61%        98.91%        7.201        6.125         0.00%        80.42%
750,001 TO 800,000           0.00%         0.00%         0.00%         0.00%           --           --         0.00%         0.00%
800,001 TO 850,000           0.00%         0.00%         0.00%         0.00%           --           --         0.00%         0.00%
850,001 TO 900,000           0.00%         0.00%         0.00%         0.00%           --           --         0.00%         0.00%
900,001 TO 950,000           0.00%         0.00%         0.00%         0.00%           --           --         0.00%         0.00%
950,001 TO 1,000,000         0.00%         0.00%         0.00%         0.00%           --           --         0.00%         0.00%
1,000,001 >=                 0.00%         0.00%         0.00%         0.00%           --           --         0.00%         0.00%
--------------------   ----------    ----------    ----------    ----------    ----------   ----------   ----------    ----------
TOTAL:                       6.10%         0.38%       100.00%        99.94%        7.814        6.448         0.89%        46.31%



PREPAYMENT PENALTY
& FICO
PREPAYMENT PENALTY
TERM                       NA          451-500       501-550       551-600      601-650       651-700       701-750
--------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
(whatever increments)
0                            0.00%         0.00%         0.00%         2.77%         8.23%         7.68%         4.86%
12                           0.00%         0.00%         0.00%         0.31%         1.31%         1.43%         0.80%
24                           0.00%         0.00%         0.00%         6.46%        13.47%        15.87%         7.46%
36                           0.00%         0.00%         0.00%         3.05%         7.34%         8.86%         3.63%
--------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
TOTAL:                       0.00%         0.00%         0.00%        12.59%        30.34%        33.84%        16.76%



PREPAYMENT PENALTY
& FICO
PREPAYMENT PENALTY                                                CURRENT                    GROSS       LIMITED
TERM                    751-800       801-850         TOTAL         LTV          WAC         MARGIN     INCOME VER.   STATED DOC
-------------------    ----------    ----------    ----------    ----------   ----------   ----------   ----------    ----------
(whatever increments)
0                            1.67%         0.12%        25.33%        99.82%        7.976        6.473         0.79%        43.70%
12                           0.44%         0.06%         4.35%        99.88%        8.021        6.361         0.00%        50.77%
24                           2.62%         0.20%        46.06%       100.00%        7.772        6.447         0.78%        49.72%
36                           1.37%         0.00%        24.26%        99.97%        7.689        6.440         1.33%        41.74%
-------------------    ----------    ----------    ----------    ----------   ----------   ----------   ----------    ----------
TOTAL:                       6.10%         0.38%       100.00%        99.94%        7.814        6.448         0.89%        46.31%


MORTG RATES & FICO
MORTG RATES                NA          451-500       501-550       551-600      601-650       651-700       701-750
--------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
(50 bps increment)
4.001 TO 4.500               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
4.501 TO 5.000               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
5.001 TO 5.500               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
5.501 TO 6.000               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.06%
6.001 TO 6.500               0.00%         0.00%         0.00%         0.00%         0.10%         0.55%         0.78%
6.501 TO 7.000               0.00%         0.00%         0.00%         0.00%         0.52%         5.61%         4.65%
7.001 TO 7.500               0.00%         0.00%         0.00%         0.41%         3.19%        11.81%         6.16%
7.501 TO 8.000               0.00%         0.00%         0.00%         3.12%         8.89%        11.17%         3.32%
8.001 TO 8.500               0.00%         0.00%         0.00%         4.18%         9.50%         3.78%         1.42%
8.501 TO 9.000               0.00%         0.00%         0.00%         3.73%         6.41%         0.89%         0.31%
9.001 TO 9.500               0.00%         0.00%         0.00%         0.92%         1.39%         0.04%         0.06%
9.501 TO 10.000              0.00%         0.00%         0.00%         0.22%         0.33%         0.00%         0.00%
--------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
TOTAL:                       0.00%         0.00%         0.00%        12.59%        30.34%        33.84%        16.76%



MORTG RATES & FICO                                                CURRENT                    GROSS        LIMITED
MORTG RATES             751-800       801-850         TOTAL         LTV          WAC         MARGIN     INCOME VER.   STATED DOC
--------------------   ----------    ----------    ----------    ----------   ----------   ----------   ----------    ----------
(50 bps increment)
4.001 TO 4.500               0.00%         0.00%         0.00%         0.00%        0.000           --         0.00%         0.00%
4.501 TO 5.000               0.00%         0.00%         0.00%         0.00%        0.000           --         0.00%         0.00%
5.001 TO 5.500               0.00%         0.00%         0.00%         0.00%        0.000           --         0.00%         0.00%
5.501 TO 6.000               0.00%         0.00%         0.06%       100.00%        6.000       6.0000         0.00%       100.00%
6.001 TO 6.500               0.43%         0.00%         1.85%       100.03%        6.399       6.0064         0.00%        61.32%
6.501 TO 7.000               1.84%         0.00%        12.62%        99.97%        6.884       6.0895         1.58%        61.83%
7.001 TO 7.500               1.75%         0.19%        23.49%       100.01%        7.329       6.2880         1.34%        59.32%
7.501 TO 8.000               1.58%         0.12%        28.21%        99.96%        7.821       6.4475         0.94%        48.79%
8.001 TO 8.500               0.36%         0.01%        19.27%        99.84%        8.325       6.6395         0.26%        31.44%
8.501 TO 9.000               0.13%         0.05%        11.53%        99.92%        8.787       6.8710         0.49%        25.35%
9.001 TO 9.500               0.00%         0.00%         2.42%        99.95%        9.307       7.2209         0.00%        22.33%
9.501 TO 10.000              0.00%         0.00%         0.55%        99.98%        9.690       7.3623         0.00%        16.08%
--------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------   ---------
TOTAL:                       6.10%         0.38%       100.00%        99.94%      7.81448       6.4480         0.89%        46.31%



MORTG RATES & LTV
MORTG RATES             LTV 0-10     LTV 11-20       21-30         31-40         41-50         51-60         61-70
--------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
(50 bps increment)
4.001 TO 4.500               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
4.501 TO 5.000               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
5.001 TO 5.500               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
5.501 TO 6.000               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
6.001 TO 6.500               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
6.501 TO 7.000               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
7.001 TO 7.500               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
7.501 TO 8.000               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
8.001 TO 8.500               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.07%
8.501 TO 9.000               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
9.001 TO 9.500               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
9.501 TO 10.000              0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
--------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
TOTAL:                       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.07%



MORTG RATES & LTV                                                                            GROSS        LIMITED
MORTG RATES               71-80        81-90         91-100        TOTAL       AVG FICO      MARGIN     INCOME VER.   STATED DOC
--------------------   ----------    ----------    ----------    ----------   ----------   ----------   ----------    ----------
(50 bps increment)
4.001 TO 4.500               0.00%         0.00%         0.00%         0.00%           --           --         0.00%         0.00%
4.501 TO 5.000               0.00%         0.00%         0.00%         0.00%           --           --         0.00%         0.00%
5.001 TO 5.500               0.00%         0.00%         0.00%         0.00%           --           --         0.00%         0.00%
5.501 TO 6.000               0.00%         0.06%         0.00%         0.06%      711.000        6.000         0.00%       100.00%
6.001 TO 6.500               0.00%         1.75%         0.11%         1.85%      713.540        6.006         0.00%        61.32%
6.501 TO 7.000               0.00%        12.10%         0.52%        12.62%      706.190        6.089         1.58%        61.83%
7.001 TO 7.500               0.00%        22.67%         0.83%        23.49%      687.460        6.288         1.34%        59.32%
7.501 TO 8.000               0.00%        27.68%         0.53%        28.21%      660.450        6.447         0.94%        48.79%
8.001 TO 8.500               0.00%        19.00%         0.21%        19.27%      634.100        6.639         0.26%        31.44%
8.501 TO 9.000               0.00%        11.43%         0.10%        11.53%      617.000        6.871         0.49%        25.35%
9.001 TO 9.500               0.00%         2.42%         0.00%         2.42%      609.580        7.221         0.00%        22.33%
9.501 TO 10.000              0.00%         0.55%         0.00%         0.55%      603.460        7.362         0.00%        16.08%
--------------------   ----------    ----------    ----------    ----------   ----------   -----------   -----------    ----------
TOTAL:                       0.00%        97.65%         2.29%       100.00%      661.950        6.448         0.89%        46.31%
